EXHIBIT 99.1

Mid-America Apartment Communities
Investor Update
NAREIT Annual Meeting
November 2005

Safe Harbor Statement

                Statements contained in this presentation, which
                  are not historical facts, are forward-looking
                statements, as the term is defined in the Private
                 Securities Litigation Reform Act of 1995. Such
                 forward-looking statements are subject to risks
                and uncertainties which can cause actual results
                    to differ materially from those currently
                 anticipated, due to a number of factors, which
                  include, but are not limited to, unfavorable
                    changes in the apartment market, changing
                 economic conditions, the impact of competition,
                 acquisitions which may not achieve anticipated
              results and other risk factors discussed in documents
                filed with the Securities and Exchange Commission
                    from time to time including the Company's
                  Annual Report on Form 10-K/A and the Company's
                       Quarterly Report on Form 10-Q. The
                 statements in this presentation are made based
                 upon information currently known to management
               and the company assumes no obligation to update or
                  revise any of its forward-looking statements.

Slide 2
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Focused, Stable, High Performing

>>   Southeast Region Focus

     - Higher and more stable demand characteristics; strong long-term growth prospects

>>   Three Market Tier Strategy

     - Diversified investment platform; delivers superior performance through full market cycles

>>   High Quality Apartment Housing

     - Desirable housing catering to the majority of the rental market; close proximity to employment centers, retail and good schools

>>   Experienced Operator

     - Strong property management and asset management operations; consistent performance and value growth

>>   Disciplined Investor

     - Very strong history of creating value through disciplined capital deployment


Slide 3
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Southeast Focus; Growth & Stability

Over the long haul, the supply-demand variables in Southeast markets are more conducive to steady growing NOI...without the volatility generally present in other regions...resulting in higher risk-adjusted investment returns

>>   Three Year Projected Population Growth Rate

     -    MAA Region Combined 3.2%

     -    Other States Combined 2.6%

>>   Five Year Projected Population Growth Rate

     -    MAA Region Combined 5.6%

     -    Other States Combined 4.4%

>>   Higher Population Growth and Household Formations

>>   Supply Side Protection

     -    Disciplined investment

     -    Aggressive operations


[A map depicts the company's locations in the Southeast and Texas]

Slide 4
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Portfolio Shift Over Last 3 Years

>>   Better positioned for recovering market cycle

>>   New profile will drive more robust internal earnings performance

>>   Continues to offer high degree of stability and value protection

>>   Regional strength; solid diversification

[Pie charts reflect the following data]

Former
17% Large
17% Middle
46% Small

Today
29% Large
38% Middle
33% Small


Large Tier
Dallas
Houston
Atlanta
Tampa
....

Middle Tier
Jacksonville
Austin
Memphis
Nashville
....

Small Tier
Charleston
Savannah
Melbourne
Augusta
....

Slide 5
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Positioned For Higher Performance

MAA poised to retain "out performance" track record in a changing market environment

|X|  More Dynamic Market Allocation

|X|  Strong Market Recovery Upside

|X|  Much Stronger Operating Platform

|X|  Enhanced Asset Management Operation

|X|  Higher Fixed Charge Coverage

|X|  Significantly Better Dividend Coverage

|X|  High Deal Flow

|X|  Good Relative External Growth Upside

|X|  More Analyst Coverage

|X|  Higher Market Liquidity

Slide 6

Strong Third Quarter Results

>>   FFO results of $0.75/share

     -    Third quarter record performance for MAA

     -    2 cents/share above mid-point of guidance

     -    1 cent/share above First Call consensus

>>   Q4 FFO guidance increased to $0.72 - $0.77/share

>>   Same  Store  NOI  increases   6.3%  over  prior  year  (before   impact  of
     straight-line concessions); highest since Q1 1996

>>   Same Store occupancy of 96.2%; highest in nine years

>>   Same Store rent growth of 1.5%; highest since Q1 2002

>>   Same Store unit turnover down 3.1%

>> Leasing impact from Hurricane Katrina evacuee traffic...more Q4 - 2006 effect

Slide 7

Markets Impacted by Katrina

>>   Highlighted markets represent 20,000 units or 52% of the MAA portfolio

>>   225 new leases written to date (0.6% additional occupancy)

>>   Lease expiration management practices maintained

>> Mostly corporate leases and higher credit quality individual leases; average rent of $760 vs. portfolio of $696

>>   October collections performance from these leases was very strong

[A map depicts the company's locations impacted by Katrina]

Slide 8

Strong Internal Growth Prospects

Significant FFO upside to capture from same store portfolio as market conditions improve...earnings potential protected and enhanced


>>   Same store pricing power of portfolio has been protected.  ARU performance:
     2002 -.2%, 2003 .1%, 2004 .2%, Q3 2005 1.5%

>>   Leasing and credit standards have been aggressively managed and protected

>>   During  normalized  market  conditions,   same  store  portfolio  generated
     $0.20/share of higher NOI (or $4MM) than in 2004

>> All three market tier segments (large, middle and small city markets) have upside to capture

Slide 9

Strong Internal Growth Prospects

Implementation of a new operating system, along with a number of enhancements made to an expanded asset management platform, position MAA for much stronger internal earnings growth performance

>> Successful implementation of a new web-based property management system; strong productivity and pricing platform

>>   New reporting and management tools just being rolled out

>>   New regional pricing director function

>>   New utility billing and collection operation

>>   Expect to move towards full yield management/pricing platform in late '05

>> New initiative targeting unit interior renovation opportunities; initially focused on 2,500 units

Slide 10

Proven External Growth Program

A record of disciplined growth; extensive network in place and local knowledge of markets ensures steady deal flow to capture new growth

>>   Proven investment track record

>>   Established network; high deal flow

>>   In-depth local knowledge, "Preferred Buyer"

     -    Very familiar with markets

     - Able to underwrite acquisition opportunities quickly and accurately using our highly experienced team

     -    Able to close rapidly without contingencies

Slide 11

Proven External Growth Program

Investment decisions are governed by conservative underwriting, a minimum IRR investment hurdle and a requirement to ensure that meaningful accretion to existing shareholder value is captured

>>   Underwriting assumptions

     -    Growth rates primarily driven by third party data

     - Exit cap rates used in proformas are greater than we are achieving in our dispositions

>>   Investment hurdles

     -    IRR: cost of equity + 200 bp

     -    AFFO accretion: + 20% on incremental shares

     -    Discount to replacement value

Slide 12

Proven External Growth Program

>> Recently concluded $100MM JV with Crow Holdings; generated 36% IRR over 3 year hold period

>>   Completed $350 million of acquisitions in last 2 1/2 years

     -    14.4% IRR (leveraged)

     -    Projected 15 cents accretion by 2006

>> Our relatively smaller capitalization gives us more accretive external opportunities

>>   External growth has averaged $145 million annually over last three years

Slide 13

Strong Balance Sheet

Flexibility, coverage ratios and cost of debt have all materially improved over the last three years; balance sheet positioned to support growth

>>   Balance sheet materially strengthened

>> $150MM of forward-swaps put in place Q2. Most 2005/06 refinancing rate risk minimized.

>>   Improved dividend coverage has increased flexibility

>>   Cost-effective access to equity thru DRSPP & direct placements

>>   Fixed charge coverage has improved over last three years

>>   Agency credit facilities offer optimum debt financing (price, flexibility)

Slide 14
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Strong Balance Sheet

>>   Leverage runs a little higher than most apartment REITs but...

     -    Fixed charge coverage of 2.0 compares to sector median of 2.1

     -    Business strategy is less risky than most

          *    No development

          *    Less cyclical markets

          *    No condo activity

          *    Proven recession resistance

          *    Fewer transactions

>> In excess of $50MM of unused debt capacity, almost $100MM of facility commitments

>> Successfully used our DRSPP to raise needed equity at 1 1/2% discount (up to $4MM/month as needed)

Slide 15

Strong Balance Sheet

>>   The balance sheet is well-protected against interest rate increases

>> $150 MM of forward swaps put in place June 2005; $125MM effective Dec 1st, $25MM Feb 1st.

>> At September 30th 89% of debt was fixed, swapped, forward swapped, or capped

>>   Only $60MM of maturities and refinancing prior to Sept 2006

>>   Target 10% - 15% of fixed rate maturities annually

>> Dividend increase effective 10-31 reflects confidence in balance sheet strength

Slide 16
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Evolving Shareholder Profile

>> In last two years liquidity and market interest have significantly increased

>>   Institutional ownership has doubled; currently 65% of total shares

>>   Significant increase from some but not all of the REIT dedicated investors

>>   Average daily volume trebles to almost 100,000 shares

>>   Insiders continue to own over 8% of shares/units

>>   Sell-side analyst coverage increases from two analysts to seven analysts

     >>   Ryan Beck

     >>   KeyBanc

     >>   Morgan Stanley

     >>   Raymond James

     >>   Morgan Keegan

     >>   Robert W. Baird & Co.

     >>   Hillard Lyons

Slide 17
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Attractive Buy Opportunity

>> Recent transactions (SMT, TCR, GBP, AML) imply values of 5.5% to 5.75% cap rates for MAA

>> MAA is attractively priced at approximately $66K per unit and a 6% cap rate...comparable transactions suggest $70K per unit

>>   Implied valuation for MAA is in excess of $50 per share

Share Price                 $48.00       $52.00       $56.00      $60.00
Implied Price/Unit         $67,285      $68,610      $69,936     $71,261
Implied Cap Rate               5.8%         5.7%         5.6%        5.5%

Slide 18
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Attractive Buy Opportunity

>> MAA is trading at a 12% discount to the average sector FFO multiple, and a 10% discount to the average AFFO multiple.

>> MAA priced at public sector average multiples implies a price of $50 to $51.5 per share

>> MAA priced at recent private market multiples implies a price of $52 to $58 per share


                                     Apt               MAA
                                    REIT    Recent    Priced
                            MAA    Average    AML     at Avg
2005 FFO Multiple          14.6     16.5     18.7     $51.48
2005 AFFO Multiple         18.0     20.0     20.8     $50.00
TEV/EBITDA*                14.9              18.2
* Total Enterprise Value/1st 6 months of 2005 EBITDA (x2)

Source:  Ryan Beck & Co.,
MAA Company Update Report,
October 24, 2005

Slide 19
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Attractive Buy Opportunity

MAA has better dividend coverage than the sector, yet carries a higher yield... $2.38 dividend at sector yield = $53/share


                                        AFFO            AFFO
                                        Payout          Payout
                                        Ratio           Ratio
                        Yield           2004            2005E
MAA                     5.2%             95.5%           92%
Sector Average          4.5%            103.5%           94%


Source: Morgan Stanley 8-5-05 & KeyBanc Weekly Valuation Report May 23, 2005

Slide 20
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Recap

Significant internal earnings growth upside + steady and disciplined new growth prospects + secure dividend + pricing upside to sector and underlying value

|X|  Lower-risk business strategy & operation

|X|  Significant earnings upside to recapture

|X|  Repositioned portfolio will drive higher earnings

|X|  Enhanced operating platform will drive higher earnings

|X|  Excellent new earnings growth upside relative to peers

|X|  Secure dividend

|X|  Much improved and strong balance sheet

|X|  Well positioned for rising interest rate environment

|X|  Shareholder focused management team

|X|  Significant pricing upside opportunity

www.maac.net

Slide 21
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